                                                                      Exhibit 99
                                         Contact:  Nancy Shipp
                                                   303-216-3738



              EINSTEIN/NOAH BAGEL CORP. ANNOUNCES 4th QUARTER and
                            FISCAL YEAR END RESULTS

GOLDEN, Colo., February 17, 1999 - Einstein/Noah Bagel Corp. (Nasdaq: ENBX) today reported financial results for its fourth quarter and fiscal year ended December 27, 1998. Highlights include:

Fourth Quarter:
---------------
 .  Systemwide net revenue increased 8.3% to $86,220,000 from $79,583,000 for the fourth quarter of fiscal 1997.
 .  Systemwide average net weekly per store sales for the quarter was $13,320.
 .  Systemwide store-level cash flow for the quarter was $12,561,000 representing a margin of 14.6% of net revenue.
 .  Earnings before interest, taxes, depreciation and amortization (EBITDA) for the quarter, excluding a non-recurring, non-cash charge for impairment of store fixed assets, goodwill and other intangibles of $212,371,000, was $4,998,000.
 .  Net loss for the quarter, excluding a non-recurring, non-cash charge for impairment of store fixed assets, goodwill and other intangibles of
   $212,371,000, was $5,071,000 or $0.15 loss per share.   Reported net loss for
   the quarter was $177,128,000 or $5.32 loss per share.
 .  At the end of the quarter, there were 546 stores open, 433 Einstein Bros.(R)
   Bagels and 113 Noah's New York Bagels(R) stores.

Fiscal Year:
------------
 .  Systemwide net revenue increased 22.7% to $371,919,000 from $302,995,000 for fiscal 1997.
 .  Systemwide average net weekly per store sales for the year was $13,103.
 .  Systemwide store-level cash flow for the year was $49,834,000 representing a margin of 13.4% of net revenue.
 . Earnings before interest, taxes, depreciation and amortization (EBITDA) for the year excluding a non-recurring, non-cash charge for impairment of store fixed assets, goodwill and other intangibles of $212,371,000 was $12,263,000.
 . Net loss for the year, excluding a non-recurring, non-cash charge for impairment of store fixed assets, goodwill and other intangibles of $212,371,000, was $31,870,000 or $0.97 loss per share. Reported net loss for the year was $203,927,000 or $6.18 loss per share.

"Because of the holidays, the fourth quarter has historically been a challenge for us. However, our emphasis on store operations and product innovation has helped offset some of the seasonal weakness in sales that we normally experience
during the holidays.   Our improved 4th quarter store performance versus a year
ago is evidenced in our solid 5% increase in comparable store sales for the ENBC system," said Eric Carlborg, Chief Financial Officer.



                                     -MORE-

Einstein/Noah Bagel Corp.
Page 2


"In the fourth quarter, the Company took a $212,371,000 non-recurring, non-cash charge for impairment of store fixed assets, goodwill and other intangibles associated with the acquisition of Noah's and the consolidation and acquisition of ENBC's franchisees in 1997. The non-cash charge does not affect our bank facility or cash resources. After the impairment, the goodwill, fixed assets and other intangibles on the balance sheet reflect the current state of the business," added Carlborg.

Bob Hartnett, Chairman, CEO and President, said "I am pleased with ENBC's progress and accomplishments in 1998. We successfully consolidated store operations and in the process of doing so, we significantly streamlined
corporate and field overhead.   We increased weekly per store revenue and
improved store cash flow margins at our stores. We improved our breakfast menu and introduced broader lunch offerings such as bagel focaccia, new bagel and baguette sandwiches, and new soups and salads. We implemented a General Manager
(GM) Human Resources Model that rewards both top-line and bottom-line
performance.   In a nutshell, we focused our energy toward providing our
customers with high quality and interesting food, combined with superior
customer service in a friendly and upbeat environment.   For 1999, our focus
continues to be store operations and execution to ensure that our stores maximize their potential."

The Company also announced that it plans to test the Einstein Bros. concept in the Los Angeles area by converting 3-5 of the 39 Noah's New York Bagel Stores in that market. If the test proves successful, the Company intends to convert the remaining Noah's stores in the Los Angeles market to Einstein Bros. The San Francisco Bay Area and Pacific Northwest Noah's stores will continue to operate as Noah's New York Bagels.

"We believe the Einstein Bros. concept and the strength of its extensive product offerings will appeal to a wider audience in Los Angeles. Our decision to test the conversion of Noah's stores to Einstein Bros. in the Los Angeles market is based on the success we have experienced in other Einstein Bros. markets where we are the dominant bagel retailer," said Hartnett.

In the fourth quarter, the Company also officially launched its new website at www.einsteinbros.com. The comprehensive website reflects the look and feel of
--------------------
Einstein Bros. The website features the latest product news, current menus, a store locator, employment on-line capabilities and investor relations information.

On December 5, 1997, the Company converted its loans to its area developers into majority ownership of the area developers. Concurrently, the area developers merged into one entity, Einstein/Noah Bagel Partners L.P. (ENBP), which is approximately 78% owned by ENBC. As a result of the loan conversions, store sales and profits, as well as area developer overhead, are reflected on ENBC's consolidated financial statements. Currently, there are 546 ENBC retail bagel stores in 29 states and the District of Columbia operating under the Einstein Bros.(R) Bagels and Noah's New York Bagels(R) brand names. Einstein Bros. and Noah's stores are unique bagel cafes and bakeries featuring fresh-baked bagels, a variety of cream cheese spreads, specialty coffee drinks, soups, sandwiches and salads.

Certain statements in this release constitute "forward-looking statements" and involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of the Company, Einstein/Noah Bagel Partners, L.P., Einstein Bros. Bagels stores and Noah's New York Bagels stores to be materially different from any performance or achievements expressed or implied by such forward looking statements. Such factors include, among others, the following: competition; success of operating initiatives; development and operating costs; advertising and promotional efforts; brand awareness; availability and terms of capital; adverse publicity; acceptance of new product offerings; changes in business strategy or development plans; food, labor and employee benefit costs; changes in government regulation; regional weather conditions; availability, locations and terms of sites for store development and other factors referenced in the Company's filings with the Securities and Exchange Commission.

                                     -MORE-

                   EINSTEIN/NOAH BAGEL CORP. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                     (in thousands, except per share data)


                                              Third
                                             Quarter        Quarter Ended             Year Ended
                                              Ended     ------------------------  --------------------
                                           October 4,     Dec 28,      Dec 27,    Dec 28,    Dec 27,
                                              1998         1997         1998        1997       1998
                                           -----------  -----------  -----------  --------  ----------
                                           (unaudited)  (unaudited)  (unaudited)
Revenue:
 Store revenue...........................     $87,325     $ 26,333    $  86,220   $28,436   $ 371,919
 Royalties and franchise-related fees....           -        8,070            -    49,852           -
                                              -------     --------    ---------   -------   ---------
   Total revenue.........................      87,325       34,403       86,220    78,288     371,919

Costs and Expenses:
 Store:
   Cost of products sold.................      29,559        8,775       29,535     9,479     127,573
   Salaries and benefits.................      26,789       10,125       26,768    10,734     116,226
   Other controllable costs..............       6,829        2,282        6,306     2,404      29,392
   Rent, occupancy and related costs.....       8,171        4,530        8,841     4,680      35,603
   Marketing expenses....................       3,625            -        2,209       126      13,291
   Depreciation and amortization.........       4,553        1,617        4,810     1,683      20,411
                                              -------     --------    ---------   -------   ---------
     Total store costs and expenses......      79,526       27,329       78,469    29,106     342,496
 Non-Store:
   Salaries, benefits, general and
     administrative......................       7,149       25,813        7,563    38,700      37,571
   Impairment of long-lived assets.......           -            -      212,371         -     212,371
   Depreciation and amortization
     (excluding goodwill amortization)...         823        1,115          944     4,154       3,588
   Goodwill amortization.................       2,463        1,123        2,606     2,664      10,778
                                              -------     --------    ---------   -------   ---------
     Total non-store costs and expenses..      10,435       28,051      223,484    45,518     264,308
                                              -------     --------    ---------   -------   ---------
     Total costs and expenses............      89,961       55,380      301,953    74,624     606,804
                                              -------     --------    ---------   -------   ---------

Income (Loss) from Operations............      (2,636)     (20,977)    (215,733)    3,664    (234,885)

Other Income (Expense):
 Interest income.........................           5          339            9     1,969         282
 Interest expense........................      (2,694)      (2,402)      (2,649)   (6,098)    (11,811)
 Other...................................          (1)           0            1         0      (3,409)
                                              -------     --------    ---------   -------   ---------
   Total other income (expense)..........      (2,690)      (2,063)      (2,639)   (4,129)    (14,938)
                                              -------     --------    ---------   -------   ---------

Income (Loss) before Income Taxes and
 Minority Interest.......................      (5,326)     (23,040)    (218,372)     (465)   (249,823)
Income Taxes.............................           -       (1,946)         221     4,973         221
Minority Interest in Loss of Subsidiary..        (893)      (4,036)     (41,465)   (4,036)    (46,117)
                                              -------     --------    ---------   -------   ---------
Net Income (Loss)........................     $(4,433)    $(17,058)   $(177,128)  $(1,402)  $(203,927)
                                              =======     ========    =========   =======   =========

Basic Earnings (Loss) per Share..........       $(.13)      $(0.52)      $(5.32)   $(0.04)     $(6.18)
                                              =======     ========    =========   =======   =========
Diluted Earnings (Loss) per Share........       $(.13)      $(0.52)      $(5.32)   $(0.04)     $(6.18)
                                              =======     ========    =========   =======   =========
Weighted Average Number of Common
 Shares Outstanding:
   Basic.................................      33,271       33,052       33,271    32,956      33,024
                                              =======     ========    =========   =======   =========
   Diluted...............................      33,271       33,052       33,271    32,956      33,024
                                              =======     ========    =========   =======   =========

                   EINSTEIN/NOAH BAGEL CORP. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                       (in thousands, except share data)

                                                                     October 4,   December 27,
                                                                        1998          1998
                                                                     -----------  -------------
                                                                     (unaudited)
ASSETS
------
Current Assets:
  Cash and cash equivalents........................................    $  6,251      $   3,766
  Accounts receivable..............................................         922          1,716
  Inventories......................................................       9,385          9,672
  Prepaid expenses and other current assets........................         747          1,699
                                                                       --------      ---------
     Total current assets..........................................      17,305         16,853

Property and Equipment, net........................................     191,068        122,403
Goodwill, net......................................................     357,048        223,482
Trademarks, net....................................................      22,600          2,065
Recipes, net.......................................................       6,574          2,670
Other Assets, net..................................................       8,179          7,669
                                                                       --------      ---------
     Total assets..................................................    $602,774      $ 375,142
                                                                       ========      =========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Current Liabilities:
  Accounts payable.................................................    $ 13,042      $  17,804
  Accrued expenses.................................................      36,419         23,284
  Current portion of senior term loan..............................       6,000          6,000
                                                                       --------      ---------
     Total current liabilities.....................................      55,461         47,088

Revolving Credit Facility..........................................       1,200          5,625
Long-Term Portion of Senior Term Loan..............................      19,500         18,000
Convertible Subordinated Debentures................................     125,000        125,000
Other Noncurrent Liabilities.......................................      19,731         16,140
Minority Interest..................................................      75,396         33,931

Stockholders' Equity:
  Preferred Stock - $.01 par value; 20,000,000 shares authorized;
     no shares issued and outstanding..............................           -              -
  Common Stock - $.01 par value; 200,000,000 shares authorized;
     issued:  34,083,681 shares in October and December 1998.......         341            341
  Additional paid-in capital.......................................     377,616        377,616
  Treasury stock, at cost (813,146 shares).........................      (5,261)        (5,261)
  Accumulated deficit..............................................     (66,210)      (243,338)
                                                                       --------      ---------
     Total stockholders' equity....................................     306,486        129,358
                                                                       --------      ---------
       Total liabilities and stockholders' equity..................    $602,774      $ 375,142
                                                                       ========      =========

                                      ###